[COMPANY LOGO]

                            POWER POINT PRESENTATION

                              ELECSYS CORPORATION
                                  Keith Cowan
                     President and Chief Executive Officer


This document includes forward-looking statements relating to, among other things, future results of operations, our plans and expectation regarding our future operations and general industry and business conditions applicable to navaids and electronic contract manufacturing. The forward-looking statements include projections about the industries in which we compete and our current expectations and projections about future events. These forward-loking statements are subject to a number of risks, uncertainties and assumptions, including the size of the markets in which we compete, our ability to profitably penetrate those markets, our ability to manage an electronics contract manufacturing business and identify and exploit opportunities in that market, general economic conditions, the economic conditions, the economic strength of our customers, and our ability to repay borrowed funds. In light of these risks, uncertainties and assumptions, the forward-looking statements in this document might not prove true.
We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
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COMPANY HIGHLIGHTS
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o    Two business areas

     -    Navigation Aids and Landing Systems (Airport Systems International,
          Inc.)
     - Electronic circuit board and liquid crystal display production (DCI, Inc.)

o    Airport Systems International, Inc.

     - Provides ground based radio navigation systems and airfield lighting equipment for aircraft guidance.
     -    Worldwide market of approximately $150M annually
     -    Electronic systems manufacturing operation

o    DCI, Inc. acquired one year ago

     -    Growing market - outsourcing trend among OEM
     -    Unique niche - combination of LCD and circuit board production
     -    more stable rvenue base
     -    Numerous acquisition targets
     -    Total market in excess of $50B annually

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AIRPORT SYSTEMS INTERNATIONAL INC.
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o    Customers are the Federal Aviation Administration, foreign civil aviation authorities, local governments and airport development prime contractors

o Project oriented business, typically include equipment, installation and training

     -    Average project size from $200,000 to $2,000,000

o    Two competitors worldwide, one in the U.S.

o    Approximately $17,000,000 in signed contracts currently pending funding

     -    Egypt - $10,000,000
     -    U.S.A.F. - $5,000,000
     -    Miscellaneous - $2,000,000

o    Delays in finalization of contracts have hurt financial results this year

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
AIRPORT SYSTEMS PRODUCTS
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o    AIRPORT SYSTEMS INTERNATIONAL, INC.

     -    Fully ICAO/FAA approved and certified systems
     -    Over 500 systems sold to more than 40 nations
     -    ISO 9001 Certified

[Instrument Landing Systems Photo]
[VHG Omni-Range Photo]
[Distance Measuring Equipment Photo]
[Visual Aids Photo]
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DCI, INC.
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o    Acquired one year ago to use our manufacturing capability in a much larger market

o    Completed infrastructure projects

     -    Facility consolidation and completion of LCD clean room
     -    ISO 9001 quality system certification
     -    Installed new enterprise reporting system (ERP)

o    Launched two new product lines

     -    Standard LCD's manufactured by partner in China
     -    Dichroic LCD's used in high-end aerospace applications

o Recently approved as circuit board production supplier for General Electric, initial order from GE Transportation Systems expected to be approximately $2M per year.
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
CONTRACT ELECTRONIC MANUFACTURING
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[Photo of Equipment]

o    Surface Mount Technology

o    Through Hole Technology

o    Well suited for low to medium volume production runs

o    Sold through a national sales representative network

o Customer base includes major medical instrument, specialty consumer products and aerospace manufacturers

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
DCI CAPABILITIES INCLUDE NEARLY THE FULL SCOPE OF CONTRACT MANUFACTURING
--------------------------------------------------------------------------------
[Flow chart]


[Arrow graphic:  Product Design Services]

[Heading:  Traditional PCB Assembly]

[Arrow Graphic:  Procurement Materials Management]
[Arrow Graphic:  Circuit Board and Backplane Assembly]
[Arrow Graphic:  PCB and Backplane Test]

[Flows to next lower level]

[Arrow Graphic:  Cable Assembly]
[Arrow Graphic:  LCD Fabrication]
[Arrow Graphic:  Plastic Molded and Sheet Metal Fab]
[Arrow Graphic:  Box Build System Integration]
[Arrow Graphic:  Global Order Fulfillment]

[Legend:  Arrow Graphic Identifies DCI Capabilities]
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
MANAGEMENT
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Elecsys Corporation
-------------------

        Keith Cowan - President and Chief Executive Officer
        Tom Cargin - Vice President of Finance
        Ron Peck - Vice President of Quality

DCI, Inc.
---------

        Karl Gemperli - President
        Mike Morgan - Vice President of Manufacturing
        Chris Hammond - Vice President of Sales and Marketing

Airport Systems International, Inc.
-----------------------------------

        Keith Cowan - President
        Ken Pierson - Vice President of Sales and Marketing
        Tony Bommarito - Vice President of Engineering and Manufacturing Greg Brand - Vice President of Programs


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
                       CONDENSED STATEMENTS OF OPERATIONS
                                  (in thousands)
                                                      Year Ended
                                                       April 30,
                                     2001 (est)         2000          1999
ASII
Sales                               $16,000           $13,483        $15,944
Gross Margins                         4,400             3,516          3,321
  % of Sales                            28%               26%            21%
Operating income (loss)                 400            (1,163)        (4,261)
DCI
Sales                                 7,700             1,792 (2)     (1)
Gross Margins                         2,900               836 (2)     (1)
  % of Sales                            38%               47%
Operating income (loss)                 500               228 (2)     (1)
Consolidated
Sales                                23,400            15,128         15,944
Gross Margins                         7,200             4,335          3,321
  % of Sales                            31%               29%            21%
Operating income (loss)                 800             (952)         (4,261)
Interest expense                     (1,000)            (377)           (119)
Net income (loss)                      (300)          (1,320)         (3,553)

(1)     - DCI acquired by Elecsys Corporation on February 7, 2000
(2)     - Includes operations from February 7, 2000 to April 30, 2000

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                     CONDENSED CONSOLIDATED BALANCE SHEETS
                     (in thousands, except per share data)

                                                April 30,          October 31,
                                                  2000                2000

Total Assets                                    $21,808              $21,070

Working Capital                                   3,950                3,880

Net Book Value                                    6,357                6,287

Shares outstanding                                2,579                2,579

Net book value per share                        $  2.46               $ 2.44

Price per share - February 5, 2001                                    $ 1.70


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
STRATEGY
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o    Improve Airport Systems profitability

o    Reducing expenses $300,000 per year

     -    Facility costs
     -    Marketing Administrative

o Review wide variety of strategic options to insure future Airport Systems profitability with a goal of completing actions by the end of this fiscal year (April 30)

o Grow DCI top line through new product lines and improved sales and marketing staff

o Complete other acquisitions in the contract electronic manufacturing sector after Airport Systems profitability improvements are demonstrated


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